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                                                                    EXHIBIT 10.2


                            WIRE ONE VOTING AGREEMENT


                                                                   June 10, 2003


Gores Technology Group
10877 Wilshire Boulevard, Suite 1805
Los Angeles, CA  90024

Gentlemen:

         The undersigned understands that Gores Technology Group ("Gores") is about to enter into an Asset Purchase Agreement (the "Purchase Agreement") with Wire One Technologies, Inc. ("Wire One") providing for the sale of certain assets of Wire One to Gores (the "Asset Sale"). Capitalized terms used herein which are not otherwise defined shall have the respective meanings assigned to them in the Purchase Agreement.

         In order to induce Gores to enter into the Purchase Agreement, and intending to be legally bound hereby, the undersigned covenants and agrees that at the Wire One Stockholders' Meeting contemplated by Section 5.6 of the Purchase Agreement and any adjournment thereof, the undersigned will, in person or by proxy, vote or cause to be voted in favor of the Purchase Agreement and the Asset Sale the shares of Wire One Stock beneficially owned by the undersigned individually or, to the extent of the undersigned's proportionate voting interest, jointly with other persons, as well as (to the extent of the undersigned's proportionate voting interest) any other shares of Wire One Stock over which the undersigned may hereafter acquire beneficial ownership in such capacities (collectively, the "Shares"). Subject to the final paragraph of this Agreement, the undersigned further agrees that he will use his best efforts to cause any other shares of Wire One Stock over which he has or shares voting power to be voted in favor of the Purchase Agreement and the Asset Sale.

         The undersigned further covenants and agrees that until the earlier of
(i) the consummation of the Asset Sale or (ii) the termination of the Purchase Agreement in accordance with its terms, the undersigned will not, directly or indirectly:

         (a) vote any of the Shares, or cause or permit any of the Shares to be voted, in favor of any other asset sale, consolidation, plan of liquidation, sale of assets, reclassification or other transaction involving Wire One.


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         (b) sell or otherwise transfer any of the Shares, or cause or permit any of the Shares to be sold or otherwise transferred (i) pursuant to any tender offer, exchange offer or similar proposal made by any Person other than Gores or an affiliate of Gores, (ii) to any Person seeking to obtain control of Wire One or any substantial portion of the assets of Wire One or to any other Person (other than Gores or an affiliate of Gores) under circumstances where such sale or transfer may reasonably be expected to assist a person seeking to obtain such control or (iii) for the purpose of avoiding the obligations of the undersigned under this Agreement.

         It is understood and agreed that this Agreement relates solely to the capacity of the undersigned as a stockholder or other beneficial owner of the shares, is not in any way intended to affect the exercise by the undersigned's responsibilities as a director or officer of Wire One in any way which results in or has the effect of abrogating or violating the undersigned's duties as a director or officer of Wire One under applicable law. It is further understood and agreed that the term "Shares" shall not include any securities beneficially owned by the undersigned as a trustee or fiduciary, and that this Agreement is not in any way intended to affect the exercise by the undersigned of the undersigned's fiduciary responsibility in respect of any such securities.



                                Very truly yours,


                                /s/ Richard Reiss
                                --------------------------------------------
                                Richard Reiss


                                Accepted and Agreed to:
                                GORES TECHNOLOGY GROUP


                                By:  /s/ Brent Bradley
                                     ---------------------------------------
                                     Name:  Brent Bradley
                                     Title:  Vice President & Assistant
                                     Secretary